As filed with the SEC on _________________.	Registration No. 333-100057

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 5

_________________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

 on ____________ pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[x] on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2005

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife(R)Advisor Select

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruLife® Advisor Select (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life,” “us,” “we,” or “our”), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of 37 available ProFund VP variable investment options of the Pruco Life Variable Universal Account (the “Account”):

                                           ProFund VP variable investment options

o        ProFund VP Bull                                          o        ProFund VP Rising Rates Opportunity
o        ProFund VP Small-Cap                                     o        ProFund VP Banks
o        ProFund VP OTC                                           o        ProFund VP Basic Materials
o        ProFund VP Asia 30                                       o        ProFund VP Biotechnology
o        ProFund VP Japan                                         o        ProFund VP Consumer Services
o        ProFund VP Europe 30                                     o        ProFund VP Consumer Goods
o        ProFund VP Mid-Cap Value                                 o        ProFund VP Oil & Gas
o        ProFund VP Mid-Cap Growth                                o        ProFund VP Financials
o        ProFund VP Small-Cap Value                               o        ProFund VP Health care
o        ProFund VP Small-Cap Growth                              o        ProFund VP Industrials
o        ProFund VP U.S. Government Plus                          o        ProFund VP Internet
o        ProFund VP UltraBull                                     o        ProFund VP Pharmaceuticals
o        ProFund VP UltraMid-Cap                                  o        ProFund VP Precious Metals
o        ProFund VP UltraSmall-Cap                                o        ProFund VP Real Estate
o        ProFund VP UltraOTC                                      o        ProFund VP Semiconductor
o        ProFund VP Bear                                          o        ProFund VP Technology
o        ProFund VP Short Small-Cap                               o        ProFund VP Telecommunications
o        ProFund VP Short OTC                                     o        ProFund VP Utilities
                                                                  o        ProFund VP Money Market

For a complete list of the 37 available ProFund VP variable investment options, their investment objectives, and their investment adviser, see The Funds.

Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Advisor Select variable universal life insurance Contract and keep it for future reference. A current prospectus for the underlying mutual fund accompanies this prospectus. These prospectuses contain important information about the mutual fund. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Advisor Select is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                                                  Pruco Life Insurance Company
                                                     213 Washington Street
                                                 Newark, New Jersey 07102-2992
                                                   Telephone: (800) 782-5356

                                                      PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

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                                               Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------

Maximum Sales Charge on Premiums (Load)            Deducted from premium payments.                6% of premium payment.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Taxes Attributable to Premiums (1)                 Deducted from premium payments.               7.5% of premium payment.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                                                Upon lapse, surrender, or decrease in      90.0% of first year Sales Load Target
Surrender fees (2)                                     basic insurance amount.              Premium less premium for riders and
                                                                                                          extras.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Withdrawal fee                                            Upon withdrawal.                  Lesser of $25 and 2% of withdrawal
                                                                                                          amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                                              Upon change in basic insurance amount or
Insurance Amount Change fee                          Target Term Rider coverage.                           $25.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Living Needs Benefit fee                                When benefit is paid.                              $150.
--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business tax, or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In California, Oregon and Texas this is called a premium based administrative charge.

(2)	The percentage varies by issue age, sex, and underwriting class, and reduces annually at a constant rate to zero. The duration of the charge also varies by age ranging from ten years at ages 0 — 55 to three years at ages 69 and above.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

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                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Cost of  Insurance  ("COI")  for  the  basic
insurance amount.
                _____________

        Minimum and Maximum Charges                                                       From $0.06 to $83.34 per $1,000 of net
                                                                                                  amount at risk. (1)(2)
                _____________                                  Monthly                                 _____________

   Initial COI for a representative                                                       $0.29 per $1,000 of net amount at risk.
   Contract owner, male age 45 in the                                                                       (3)
   preferred plus underwriting class, no
   riders.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Cost of  Insurance  ("COI")  for Target Term
Rider coverage.
                _____________

        Minimum and Maximum Charges                                                         From $0.06 to $83.34 per $1,000 of
                                                                                          Target Term Rider death benefit.(1)(2)
                _____________                                  Monthly                                 _____________

   Initial COI for a representative                                                        $0.29 per $1,000 of Target Term Rider
   Contract owner, male age 45 in the                                                               death benefit. (3)
   preferred plus underwriting class, no
   riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Mortality and Expense Risk fees                                 Daily                    Effective annual rate of 0.45% of assets
                                                                                              in variable investment options.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Additional Mortality fees for risk
associated with certain health conditions,                     Monthly                    From $0.10 to $2.08 per $1,000 of basic
occupations, avocations, or aviation risks.
                                                        insurance amount. (4)
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Net interest on loans(5)                                      Annually                             1% for standard loans

                                                                                                 0.1% for preferred loans
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for basic insurance amount.
               _____________

        Minimum and Maximum Charges                                                        $20 plus $0.03 to $1.12 per $1,000 of
                                                                                                  basic insurance amount.
               _____________                                   Monthly                                   _____________

   Basic insurance amount fee for a                                                         $20 plus $0.24 per $1,000 of basic
   representative Contract owner, male age                                                           insurance amount.
   45 in the preferred plus underwriting
   class, no riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for an increase to basic insurance
amount.
               _____________

        Minimum and Maximum Charges                                                       $12 per increase segment plus $0.03 to
                                                                                               $1.12 per $1,000 of increase.
               _____________                                   Monthly                                   _____________

   Increase to basic insurance amount fee                                                  $12 plus $0.24 per $1,000 increase of
   for a representative Contract owner,                                                           basic insurance amount.
   male age 45 in the preferred plus
   underwriting class, no riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for the Target Term Rider or an
increase to the Target Term Rider
               _____________

        Minimum and Maximum Charges
                                                                                         From $0.03 to $1.12 per $1,000 of Target
               _____________                                   Monthly                                  Term Rider.
                                                                                                         _____________
   Target Term Rider fee for a
   representative Contract owner, male age                                                $0.24 per $1,000 of Target Term Rider.
   45 in the preferred plus underwriting
   class, no riders.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Enhanced Disability Benefit Rider
               _____________
                                                                                          From 5.6% to 10.44% of the greater of:
        Minimum and Maximum Charges                                                       9% of the policy target premium or the
                                                                                             total of monthly deductions. (1)
               _____________                                   Monthly                                   _____________

   Enhanced Disability Benefit Rider fee                                                    6.22% of the greater of: 9% of the
   for a representative Contract owner,                                                    policy target premium or the total of
   male age 45 in the preferred plus                                                                monthly deductions.
   underwriting class.
--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)	The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Fund that you will pay periodically during the time you own the Contract. More detail concerning Fund fees and expenses is contained in the prospectus for the Fund.

---------------------------------------------------------------------------------------- -------------------- -------------------
                         Total Annual Fund Operating Expenses                                  Minimum             Maximum
                                                                                                              -------------------
                                                                                         -------------------- -------------------
(expenses  that are deducted from the Fund's  assets,  including  management  fees, any
distribution  [and/or  service]  (12b-1) fees,  and other  expenses,  but not including         X.XX%               X.XX%
reductions for any fee waiver or other reimbursements.)
---------------------------------------------------------------------------------------- -------------------- -------------------

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Advisor Select is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 37 available ProFund VP variable investment options. Although the value of your Contract Fund will increase if there is favorable investment performance in the ProFund VP variable investment options you select, investment returns in the ProFund VP variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. The ProFund VP variable investment options of the Contract were chosen to accommodate those who plan to use programmed, large, or frequent transfers among the ProFund VP variable investment options, or “market timing”. We will allow you to designate an investment adviser that you select, compensate, and supervise, to request transfers between ProFund VP variable investment options on your behalf. Some features described in this prospectus may not be available in some states.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Target Term Rider provides for a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the initial amount of the Target Term Rider coverage, up to four times the base Contract’s basic insurance amount.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial death benefit and premium payments if we do not change our current charges. The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is 2% rather than the 4% charge attributable to the Sales Load Target Premium under the base policy. We currently assess lower current Cost of Insurance (“COI”) and per $1,000 of insurance charges for the Target Term Rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if we raise our current charges to the maximum contractual level. There is a greater reduction because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which extends for 10 years on the rider and only five years on the base policy.

Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider. However, not all Contract benefits and guarantees are available to Contracts issued with a Target Term Rider. For the factors to consider when adding a Target Term Rider to your Contract, see RIDERS.

The surrender charge does not apply to the Target Term Rider.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter.

Also, if you change a Type C death benefit to a Type A or a Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit and Changing the Type of Death Benefit.

Death Benefit Guarantee Information

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the Death Benefit Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a Death Benefit Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. If your Contract was issued with a Type A or Type B death benefit, and you are paying the Target Premium at the beginning of each Contract year, we will guarantee your Contract against lapse until the later of the insured’s age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. See Death Benefit Guarantee and PREMIUMS. Finally, if your Contract was issued with a Type A or Type B death benefit and you are paying the Lifetime Premium at the beginning of each Contract year, we will guarantee your Contract against lapse for the insured’s lifetime, assuming no loans or withdrawals. Contracts with the Target Term Rider or a Type C death benefit will have a Death Benefit Guarantee only for the first five years.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the ProFund VP variable investment options; (2) interest credited on any loan; and (3) the daily asset charge for mortality and expense risks assessed against the ProFund VP variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Death Benefit Guarantee Values in your Contract Data pages, and there is no Contract debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract’s death benefit type. See PREMIUMS, Death Benefit Guarantee, and LAPSE AND REINSTATEMENT .

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (In California, Oregon, and Texas this is called a premium based administrative charge) from the initial premium. Then the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following the receipt of your Contract will be allocated to the ProFund VP Money Market investment option, as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day these funds, adjusted for any investment results, will be transferred out of the ProFund VP Money Market investment option and allocated among the ProFund VP variable investment options according to your current premium allocation.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of 37 available ProFund VP variable investment options. See The Funds. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may transfer amounts among the ProFund VP variable investment options without charge.

You may transfer amounts by proper written notice to a Service Office, by telephone, provided you are enrolled to use the Telephone Transfer System, or electronically by using electronic tools and procedures that we require. We will allow you to designate an investment adviser that you select, compensate, and supervise to request transfers between ProFund VP variable investment options on your behalf. We must first receive a proper limited power of attorney, and we may require your investment adviser to provide acceptable identification, before we will allow any investment adviser to perform transfers on your behalf.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners, or if we are informed by one or more of the Funds that they intend to restrict the purchase of shares that would have a detrimental effect on the price of the Fund shares.

Restrictions will be applied uniformly and will not be waived.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions and surrender charge and will have its own surrender charge period beginning on that segment’s effective date. See Increases in Basic Insurance Amount and Surrender Charges.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract’s cash surrender value without surrendering the Contract. The amount withdrawn must be at least $100. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to 90% of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law). A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the ProFund VP variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the Death Benefit Guarantee feature.

The ProFund VP variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. See Risks Associated with the ProFund VP Variable Investment Options.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge”, in each instance, is the highest charge that we may make under the Contract. The “current charge”, in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits — Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the ProFund VP variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $100. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. A surrender charge may be deducted when any withdrawal causes a reduction in the basic insurance amount. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a ProFund VP variable investment option may be transferred to another ProFund VP variable investment option.

You may transfer amounts by proper written notice to a Service Office, by telephone, provided you are enrolled to use the Telephone Transfer System, or electronically, using the electronic tools and procedures that we require. See Transfers. We will allow you to designate an investment adviser that you select, compensate, and supervise to request transfers between ProFund VP variable investment options on your behalf. We must first receive a proper limited power of attorney, and we may require your investment adviser to provide acceptable identification, before we will allow any investment adviser to perform transfers on your behalf.

We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The ProFund VP variable investment options available through this Contract were chosen to accommodate those who plan to use programmed, large, or frequent transfers among the ProFund VP variable investment options, or “market timing”. However, transfers between the ProFund VP variable investment options are subject to restrictions concerning the time of day by which the transfer request must be properly received in our Service Office.

We reserve the right to further limit transfers in any Contract year if excessive transfers have a detrimental effect on the performance of any investment option, share price of any Fund, or other Contract owners. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE PROFUND VP VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 37 available ProFund VP variable investment options. See The Funds.

Risks Associated with the ProFund VP Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each ProFund VP variable investment option has its own investment objective and associated risks, which are described in the accompanying ProFund VP prospectus. The income, gains, and losses of one ProFund VP variable investment option have no effect on the investment performance of any other ProFund VP variable investment option.

We do not promise that the ProFund VP variable investment options will meet their investment objectives. Amounts you allocate to the ProFund VP variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the ProFund VP variable investment options you choose. You bear the investment risk that the ProFund VP variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. A description of each variable investment option’s investment policies and a comprehensive statement of each Fund’s risks may be found in its prospectus, which is included with this prospectus. Although the ProFund VP Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the ProFund VP Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the ProFund VP variable investment options, you should read the current funds prospectus for detailed information concerning their investment objectives, strategies and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the “Account”) to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “separate account” under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life’s other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account’s assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life’s general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 37 available ProFund VP variable investment options. When you choose a ProFund VP variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Listed below are the ProFunds VP in which the ProFund VP variable investment options invest and their investment strategies and objectives:

Discussion of Strategies

The ProFunds VP are each a series of ProFunds, and have a separate prospectus (“Fund prospectus”) that is provided with this prospectus. You should carefully read the entire Fund prospectus, including the risks and strategies of each ProFund VP, before you decide to allocate assets to a ProFund VP variable investment option using that ProFund VP. There is no assurance that the investment objective of any ProFund VP will be met.

The following discussion of investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing and determines the type, quantity and mix of investment positions that a ProFund VP should hold to closely approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Each non-money market ProFund VP, in seeking to achieve its investment objective:

o        takes  positions in securities and other  financial  instruments  that ProFund  Advisors  believes  should have similar investment characteristics as, and simulate the movement of, its benchmark;
o        may utilize a variety of financial  instruments in pursuing its investment  objective,  including  investment contracts whose value is derived from the value of an underlying asset, interest rate or index;
o        seeks to remain fully  invested at all times in  securities  or  financial  instruments  that  provide  exposure to its benchmark without regard to market conditions, trends or direction;
o        is  permitted  to use a variety of  securities,  investment  strategies  and  techniques  in pursuit of its  investment objective and may invest in securities or  instruments  that are not included in the index  underlying its benchmark if
         ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;
o        may substitute a different  index or security for the index or security  underlying its benchmark or may weight certain stocks or industries differently than the index;
o        does not take temporary defensive positions; and
o        does not seek to provide correlation with its benchmark over a period of time other than daily.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

ProFund VP variable investment options:

ProFund VP Bull: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Small-Cap: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP OTC: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. “OTC” in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934. ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the NASDAQ-100 Index. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Mid-Cap Value: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Mid-Cap Growth: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Asia 30: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. ProFund VP Asia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

ProFund VP Europe 30: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Japan: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average. ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraBull: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index. If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraMid-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraSmall-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP UltraOTC: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index. If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. “OTC” in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Bear: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index. If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Short Small-Cap: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index. If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily price return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Short OTC: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day. “OTC” in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934. ProFund VP Short OTC takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the NASDAQ-100 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

ProFund VP Banks: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Banks will have industry concentrations to approximately the same extent as its Index.

ProFund VP Basic Materials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

ProFund VP Biotechnology: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

ProFund VP Consumer Services: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index. ProFund VP Consumer Services invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Services Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Services may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Services will have industry concentrations to approximately the same extent as its Index.

ProFund VP Consumer Goods: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index. ProFund VP Consumer Goods invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Goods Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Goods may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Goods will have industry concentrations to approximately the same extent as its Index.

ProFund VP Oil & Gas: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. ProFund VP Oil & Gas invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Oil & Gas Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Oil & Gas may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Oil & Gas will have industry concentrations to approximately the same extent as its Index.

ProFund VP Financials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. ProFund VP Financials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financials Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financials will have industry concentrations to approximately the same extent as its Index.

ProFund VP Health Care: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index. ProFund VP Health Care invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Health Care Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Health Care may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Health Care will have industry concentrations to approximately the same extent as its Index.

ProFund VP Industrials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrials Index. ProFund VP Industrials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Industrials Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Industrials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrials will have industry concentrations to approximately the same extent as its Index.

ProFund VP Internet: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Internet will have industry concentrations to approximately the same extent as its Index.

ProFund VP Pharmaceuticals: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

ProFund VP Precious Metals: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index. Effective June 18, 2004, the index underlying the ProFund VP Precious Metals’ benchmark will be the Dow Jones Precious Metals Index. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the index underlying its benchmark. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as the Index underlying its benchmark.

ProFund VP Real Estate: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

ProFund VP Semiconductor: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

ProFund VP Technology: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

ProFund VP Telecommunications: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

ProFund VP Utilities: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

ProFund VP U.S. Government Plus: seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the daily price movement of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

ProFund VP Rising Rates Opportunity: seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall. If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

ProFund VP Money Market: seeks a high level of current income consistent with liquidity and preservation of capital. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. government securities and repurchase agreements.

Under normal circumstances, all Mid-Cap and Small-Cap ProFunds VP, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

ProFund Advisors LLC is the investment advisor and is responsible for the day-to-day management of the ProFunds VP and other business affairs of the ProFunds VP. ProFund Advisors LLC’s principal business address is 7501 Wisconsin Ave, Suite 1000, Bethesda, Maryland 20814.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into an agreement with ProFund Advisors LLC, the investment adviser of the ProFunds VP. Under the terms of this agreement, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee of 0.20%, as of May 1, 2005, of the average assets allocated to the ProFunds VP.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the ProFund VP variable investment options and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms “maximum charge” and “current charge.” The “maximum charge”, in each instance, is the highest charge that we may make under the Contract. The “current charge”, in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Our current sales load charge is 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount), and 0% thereafter. The Sales Load Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Sales Load Target Premium is generally equal to what the Target Premium for a Type A Contract would be if the insured was either in the Nonsmoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Sales Load Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Sales Load Target Premium will generally be less than the Target Premium. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract owner paid $884.00 in each of the first 10 Contract years, the total sales load would be $353.60.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract Data pages. See Death Benefit Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Taxes Attributable to Premiums

We may charge up to 7.5% for taxes attributable to premiums. In California, Oregon, and Texas this is called a premium based administrative charge. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance (“COI”) charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund — significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables and an insured’s current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.03 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two ProFund VP variable investment options from which we deduct your Contract’s monthly charges. See Allocated Charges.

(a)	We deduct an administrative charge based on the basic insurance amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part is $20 per Contract for the first two Contract years and $12.50 per Contract thereafter. However, we may charge up to $20 per Contract for each Contract year. Currently, the second part is an amount of up to $1.12 per $1,000 of the basic insurance amount for the first five Contract years and zero thereafter. The amount per $1,000 of basic insurance amount varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b)	If the Contract includes a coverage segment representing an increase in basic insurance amount, we deduct $12 per segment representing an increase in basic insurance amount for the first two years of each coverage segment and zero thereafter; plus, we currently charge up to $1.12 per $1,000 of each coverage segment for an increase in basic insurance amount for the first five years from the effective date of the increase and zero thereafter. The amount per $1,000 of increase in basic insurance amount varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, non-smoker at certain rating classes. The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

        The following table provides sample per thousand charges:

                         -------------- ---------------- --------------- ---------------- ---------------
                                             Male             Male           Female           Female
                           Issue Age      Non-Smoker         Smoker        Non-Smoker         Smoker
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              35             $0.14           $0.23            $0.12           $0.16
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              45             $0.24           $0.34            $0.19           $0.28
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              55             $0.40           $0.45            $0.31           $0.42
                         -------------- ---------------- --------------- ---------------- ---------------
                         -------------- ---------------- --------------- ---------------- ---------------
                              65             $0.67           $0.76            $0.53           $0.70
                         -------------- ---------------- --------------- ---------------- ---------------
(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the ProFund VP Variable Investment Options

Each day we deduct a charge from the assets of the ProFund VP variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new coverage segment and is determined at the time each new coverage segment is issued. The percentage and duration of a surrender charge vary by issue age. For all issue ages 0-45, the maximum first year percentage is 90% of the Sales Load Target Premium, less premiums for riders, and is reduced annually at a constant rate to zero by the end of the 10th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract year and the end of the last Contract year that a surrender charge may be payable. We do not deduct a surrender charge from the death benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

-----------------------------------------------------------------------------------------
                     Percentages for Determining Surrender Charges
-----------------------------------------------------------------------------------------
----------- --------------------- ---------    ------------ ------------------- ---------
            Percentage of Sales   To the                      Percentage of     To the
Issue Age   Load Target Premium   end of        Issue Age   Sales Load Target   end of
             at start of year 1     year                     Premium at start     year
                                                                of year 1
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
   0-45            90.0%             10            60             47.5%            7
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    46             87.0%             10            61             45.0%            6
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    47             84.0%             10            62             42.5%            6
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    48             81.0%             10            63             40.0%            5
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    49             78.0%             10            64             37.5%            4
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    50             75.0%             10            65             35.0%            4
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    51             72.0%             10            66             34.0%            4
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    52             69.0%             10            67             33.5%            4
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    53             66.0%             10            68             33.0%            4
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    54             63.0%             10            69             32.5%            3
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    55             60.0%             10            70             32.0%            3
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    56             57.5%             9             71             31.5%            3
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    57             55.0%             8             72             31.0%            3
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    58             52.5%             8             73             30.5%            3
----------- --------------------- ---------    ------------ ------------------- ---------
----------- --------------------- ---------    ------------ ------------------- ---------
    59             50.0%             7           74 and           30.0%            3
                                                  above
----------- --------------------- --------- -- ------------ ------------------- ---------

We will show a surrender charge threshold for each coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $25 for any change in basic insurance amount.

(c)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(d)	We may charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two ProFund VP variable investment options from which we deduct your Contract’s monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected ProFund VP variable investment options to cover the monthly charges, the selected ProFund VP variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other ProFund VP variable investment options proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your ProFund VP variable investment options.

Charges After Age 100

Beginning on the first Contract anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured’s death, or until you surrender the Contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the variable investment options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

o	Enhanced Disability Benefit Rider — We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting class. It ranges from 5.56% to 10.44% of the greater of: 9% of the Contract’s Target Premium and the total of all monthly deductions, and is charged until the first Contract anniversary on or after the insured’s 60th birthday.

o	Target Term Rider — We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. We deduct a Cost of Insurance (“COI”) charge for this rider, which ranges from $0.01 to $83.34 per $1,000 of rider death benefit, which is generally lower than the COI charge per $1,000 deducted for the basic insurance amount, and is based on rider coverage duration, issue age, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.

o	Living Needs Benefit Rider — We deduct a $150 fee for this rider only if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured’s stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured’s correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. In addition to the contractual guaranteed options, Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. The Alliance Account is the default settlement option in states where it is approved. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of Target Term Rider coverage you desire, up to four times the Contract’s basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine. The rider coverage amount after the increase cannot exceed four times the Contract’s basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease.

The Target Term Rider death benefit fluctuates as the base Contract’s death benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract’s death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code’s definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction if the death benefit was increased to meet the definition of life insurance.

You should consider the following factors when purchasing a Contract with a Target Term Rider:

o    A Contract  with a Target Term Rider will offer a higher  cash value than an all base  Contract  with the same  initial death benefit and premium  payments if we continue to deduct current charges.  The cash values are higher because:  (1) the
     Sales Load  Target  Premium is lower for a Contract  with a Target Term Rider than for an all base  Contract  with the same death  benefit and this results in lower  current  sales expense  charges,  (2) the monthly  administrative  charge is also lower for a Contract  with a Target  Term  Rider  than for an all base  Contract  with the same  death  benefit  because we currently  do not  deduct the  monthly  administrative  charge  for the Target  Term  Rider,  and (3) the  current  Cost of
     Insurance  charge per $1,000 for the Target  Term Rider is  generally  lower than the Cost of  Insurance  charge per $1,000 for the basic insurance amount.  Additionally, we do not apply a surrender charge to the Target Term Rider.

o    However,  a Contract  with a Target Term Rider offers the  potential  for lower cash values and death  benefits than an all base  Contract  with the same death  benefit if we raise our current  charges to the  maximum  contractual  level.  For example,  maximum  charges  under the  Contract and Target Term Rider are the same,  except for the monthly  administrative charge, which extends for 10 years on the rider and only five years on the base Contract.

Other factors to consider are:

o    The Death  Benefit  Guarantee  for  Contracts  issued  with a Target  Term  Rider is limited  to five  years.  If it is important  to you to have a Death  Benefit  Guarantee  period  longer than five years,  you may want to purchase a Contract without a Target Term Rider.  See Death Benefit Guarantee.

o    The Enhanced  Disability  Benefit,  as described  below, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

o    The Living Needs Benefit,  as described below,  does not apply to the portion of the death benefit that is attributable to a Target Term Rider.  If it is important to you that the Living Needs Benefit  applies to the entire death benefit,  you may want to purchase a Contract without a Target Term Rider.

o    The rider  coverage  amount  terminates at the insured's age 100. If it is important  that you maintain a desired level of coverage amount after the insured's attained age 100, you may want to purchase a Contract without a Target Term Rider.

o    Pruco Life pays  significantly  lower  commissions  on a Contract with a Target Term Rider than on an all base Contract with the same  initial  death  benefit and premium  payments.  This may provide a financial  incentive  for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract’s cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of basic insurance amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Other Riders

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a “rider” to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

Enhanced Disability Benefit Rider — The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts or Contracts with the Target Term Rider benefit. The rider coverage will end as of the first Contract anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider — The Living Needs BenefitSM Rider is available on your Contract in states where it is approved. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid. The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract’s death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the Contract’s cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract’s death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds through age 90 for death benefit Types A and B, through age 70 for death benefit Type C. Currently, the minimum basic insurance amount is $250,000.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (basic insurance amount plus any Target Term Rider coverage amount combined) is $250,000. Furthermore, if the Target Term Rider is added to the Contract, the minimum basic insurance amount of the base Contract is $100,000, while the minimum Target Term Rider coverage amount is $5,000. See RIDERS. We may change the minimum basic insurance amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or any extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium or 9% of the Short Term Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. Premiums after the minimum initial premium must be received at the Payment Office sixty minutes prior to any announced closing of the New York Stock Exchange or they will be applied as of the end of the valuation period the next business day.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Several suggested patterns of premiums are described below. Understanding them may help you understand how the Contract works.

o    Short-Term  Premiums  are  premiums  that,  if paid at the  beginning  of each  Contract  year,  will keep the Contract in-force  during  the  first  five  Contract  years,  regardless  of  investment  performance  and  assuming  no  loans  or withdrawals.  If you choose to continue  the Death  Benefit  Guarantee  beyond this  period,  you will have to begin paying premiums  higher than the Short-Term  Premium.  However,  not all Contracts offer the Death Benefit  Guarantee  beyond five
     Contract years.

o    Target  Premiums are premiums  that, if paid at the beginning of each Contract  year,  will keep the Contract  in-force until the insured's age 65, or if later,  during the first 10 Contract  years,  regardless  of investment  performance  and assuming no loans or  withdrawals.  If you choose to continue the Death  Benefit  Guarantee  beyond this  period,  you will have to begin paying  premiums  substantially  higher than the Target Premium.  However,  not all Contracts offer the Death
     Benefit Guarantee for this period or beyond.

o    Lifetime  Premiums are premiums that, if paid at the beginning of each Contract year,  will keep the Contract  in-force during the lifetime of the  insured,  regardless  of  investment  performance  and  assuming no loans or  withdrawals  (not applicable to all Contracts).

The length of the Death Benefit Guarantee depends on your Contract’s death benefit type, the definition of life insurance test selected at issue, and whether you choose to have the Target Term Rider benefit. See Death Benefit Guarantee. When you purchase a Contract, your Pruco Life representative can tell you the Short-Term, Target, and Lifetime Premium amounts. Contracts with no riders or extra risk charges will have level premiums.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (In California, Oregon, and Texas this is called a premium based administrative charge) from the initial premium. Then the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the ProFund VP Money Market investment option, as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day these funds, adjusted for any investment results, will be transferred out of the ProFund VP Money Market investment option and allocated among the ProFund VP variable investment options according to your current premium allocation. If the first premium is received before the Contract date, there will be a period during which the Contract owner’s initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. Premium allocation changes must be received at our Service Office sixty minutes prior to the close of regular trading on the New York Stock Exchange or they will take effect as of the end of the valuation period the next business day. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

All or a portion of the amount credited to a ProFund VP variable investment option may be transferred to another ProFund VP variable investment option. Transfers will not be made until 10 days after you receive the Contract.

The request may be in terms of dollars, such as a request to transfer $5,000 from one ProFund VP variable investment option to another, or may be in terms of a percentage reallocation among ProFund VP variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by written notice to our Service Office or by telephone, provided you are enrolled to use the Telephone Transfer System, or electronically, using the electronic tools and procedures that we require. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

Any written transfer request that is received in Good Order at our Service Office after sixty minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:00 pm Eastern time) and prior to the end of the valuation period that day will take effect as of the end of the valuation period the next business day. The “cut-off” time for transfer requests we receive in Good Order that are submitted electronically to us, using electronic tools and procedures that we require, will be extended to thirty minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:30 pm Eastern time). We will tell you if we set a later cut-off time for transfers and other financial transactions.

Contract owners who provide us with a power of attorney authorizing an investment adviser that:

o	has a minimum of $200 million in assets under management and (1) has a minimum of $20 million in assets under management within PruLife® Advisor Select variable universal life insurance contracts, or (2) for a period of nine months following first authorization of the investment adviser by power of attorney to manage assets within PruLife® Advisor Select variable universal life insurance contracts, has committed to $20 million in assets under management within PruLife® Advisor Select variable universal life insurance contracts by the end of that nine month period;

o	signs and adheres to certain indemnification agreements with us;

o	demonstrates systems and technology capabilities that we require and has the ability to meet specific protocols in transmitting trading activity; and

o	is registered as an investment adviser with the SEC or state(s), as appropriate;

will be allowed a later cut-off time for asset allocations, re-allocations and transfers, and will be authorized by us to transmit the trading activity directly to ProFund Advisors LLC. Cut-off times by which ProFund Advisors LLC must receive trading activity directly will vary by fund.

The cut-off time will be six minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:54 p.m. Eastern time) for ProFund VP Bull, ProFund VP OTC, ProFund VP U.S. Government Plus, ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short OTC, ProFund VP Rising Rates Opportunity and ProFund VP Money Market.

The cut-off time will be ten minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:50 p.m. Eastern time) for ProFund VP Small-Cap, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Short Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP UltraMid-Cap and ProFund VP UltraSmall-Cap.

The cut-off time will be twenty seven minutes prior to the close of regular trading on the New York Stock Exchange (generally 3:33 p.m. Eastern time) for ProFund VP Basic Materials, ProFund VP Banks, ProFund VP Biotechnology, ProFund VP Consumer Services, ProFund VP Consumer Goods, ProFund VP Oil & Gas, ProFund VP Financials, ProFund VP Health care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfer activity by Contract owners, such investment advisers or third parties may result in unusually large transfers which may interfere with our ability or the ability of the underlying Fund to process transactions. Such activity may also adversely affect the investment performance of the Funds.

Large or frequent transfers among variable investment options in response to short-term fluctuations in markets can make it very difficult for Fund advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. We reserve the right to limit transfers in any Contract year, or to refuse any of your transfer requests, if:

o	we believe that excessive transfers, a specific transfer request, or a group of transfer requests by a Contract owner or the Contract owner’s investment adviser may have a detrimental effect on the performance of any investment option or the share prices of any Fund or would be detrimental to other Contract owners; or

o	we are informed by one or more Funds that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of Fund shares.

We may apply the restrictions in a non-discriminatory manner reasonably designed to prevent transfers that we consider to be disadvantageous to other Contract owners. We currently have no intention of limiting transfers or refusing transfer requests, however, we reserve the right to do so in the future. For example, we might need to exercise this right in the event of a change in the investment policy for a ProFund VP variable investment option, or in the event we add new ProFund VP variable investment options not designed to accommodate frequent or large transfers. We will immediately notify you at the time of a transfer request if we exercise this right.

We do not recommend, supervise or select your investment adviser. We are not responsible for any advice provided by your investment adviser.

To use an investment adviser to effect allocations and transfers among the investment options, you must:

o	notify us in writing of the name of your investment adviser; and

o	provide us with a power of attorney approved by us authorizing your investment adviser to give us asset allocation/transfer instructions.

We may require your investment adviser to provide acceptable identification, before we will allow any investment adviser to perform transfers on your behalf.

There is no assurance that your investment adviser will successfully predict market fluctuations. In selecting your investment adviser, you should carefully consider his or her background, experience and reputation.

Cut-off times and any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured’s issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the ProFund VP variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract’s death benefit and cash surrender value. However, the increase in the cash surrender value for Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract. This death benefit type allows the beneficiary, in effect, to recover the cost of the Contract upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract’s cash surrender value. However, the increase in the cash surrender value for a Type C (return of premium) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in cash surrender value for a Type C (return of premium) Contract may be more or less than the increase in cash surrender value for a Type B (variable) Contract depending on earnings and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount, a reduction in the Target Term Rider death benefit, and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. If you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals.

--------------------------------------------------------------------
                      Basic Insurance Amount
====================================================================
---------------------- ---------------------------------------------
        FROM                                TO
---------------------- ---------------------------------------------
---------------------- ---------------------- ----------------------
       Type A                 Type B                 Type C
      $300,000               $250,000                  N/A
---------------------- ---------------------- ----------------------
---------------------- ---------------------- ----------------------
       Type B                 Type A                 Type C
      $250,000               $300,000                  N/A
---------------------- ---------------------- ----------------------
---------------------- ---------------------- ----------------------
       Type C                 Type A                 Type B
      $260,000               $300,000               $250,000
---------------------- ---------------------- ----------------------

To request a change, fill out an application for change, which can be obtained from your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract’s charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Death Benefit Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. We will guarantee your Contract’s death benefit even if your Contract Fund value drops to zero because of unfavorable investment experience. Withdrawals and outstanding Contract loans may adversely affect the status of the Death Benefit Guarantee. See Withdrawals and Loans.

At the Contract date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we calculate your Contract’s “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Contract Data pages in your Contract contain a table of Death Benefit Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value during the Death Benefit Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short-Term Premiums, Target Premiums, and Lifetime Premiums are payments that correspond to the Death Benefit Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after this period will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured’s age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after the Death Benefit Guarantee period, will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing.

If you want a Death Benefit Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured’s lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for basic insurance amounts and increases. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

----------------------------------------------------------------------------------------------------------------
                                         Illustrative Annual Premiums
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Age of insured
   at issue                Type of              Short-Term Premium     Target Premium       Lifetime Premium
                     Death Benefit Chosen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

      40                Type A (Fixed)                $1,125               $2,138                $4,765
----------------------------------------------------------------------------------------------------------------

      40              Type B (Variable)               $1,210               $2,220               $14,185
----------------------------------------------------------------------------------------------------------------

      40          Type C (Return of Premium)          $1,130                 N/A                  N/A
----------------------------------------------------------------------------------------------------------------

      60                Type A (Fixed)                $3,363               $7,158               $12,963
----------------------------------------------------------------------------------------------------------------

      60              Type B (Variable)               $4,415               $7,218               $33,195
----------------------------------------------------------------------------------------------------------------

      60          Type C (Return of Premium)          $4,163                 N/A                  N/A
----------------------------------------------------------------------------------------------------------------

      80                Type A (Fixed)                $16,203              $39,345              $47,235
----------------------------------------------------------------------------------------------------------------

      80              Type B (Variable)               $22,353              $43,980              $83,015
----------------------------------------------------------------------------------------------------------------

      80          Type C (Return of Premium)            N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------------------

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the insured’s age 65 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the insured’s age 65 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Not all Contracts will have the Death Benefit Guarantee available in all years. Type A and Type B Contracts with the Cash Value Accumulation Test elected for definition of life insurance testing will have the Death Benefit Guarantee available for the lifetime of the insured. However, Type A and Type B Contracts with the Guideline Premium Test elected for definition of life insurance testing will have the Death Benefit Guarantee available until the insured’s age 65 or for 10 years after issue, whichever is later. Furthermore, Type C Contracts with either the Cash Value Accumulation Test or Guideline Premium Test elected for definition of life insurance testing, will only have the Death Benefit Guarantee available for the first five Contract years. Contracts with the Target Term Rider benefit will also have the Death Benefit Guarantee for only the first five Contract years. Your Contract Data pages will show Death Benefit Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;

(2)	the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;

(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;

(5)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and

(6)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured’s attained age for the initial coverage segment.

If you elect to increase the basic insurance amount of your Contract, you will receive a “free-look” right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the “free-look” right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;

(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages;

(3)	the Contract Fund, after the decrease, must be at least equal to any applicable surrender charges; and

(4)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease. Each coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value (referred to as net cash value in the Contract) while the insured is living. To surrender a Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. The surrender request must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or it will take effect as of the end of the valuation period the next business day. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract’s cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the ProFund VP variable investment option[s];

(2)	interest credited on any loan; and

(3)	the daily asset charge for mortality and expense risks assessed against the ProFund VP variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T5 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts and assuming hypothetical uniform investment results in the Fund portfolios. All five tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 90% of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500. In some states the minimum loan amount will be lower. The loan request must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or it will take effect as of the end of the valuation period the next business day.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each ProFund VP variable investment option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits — Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract’s cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will use the investment option you designate or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract’s cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s net cash value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.

(b)	The net cash value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(c)	The withdrawal amount must be at least $100.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. The withdrawal request must be received at our Service Office sixty minutes prior to any announced closing of the New York Stock Exchange or it will take effect as of the end of the valuation period the next business day. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and Target Term Rider coverage amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;

(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and

(3)	any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Tax Information in the Fund prospectus.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract’s death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

o	the Contract’s death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

o	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts

o   If you  surrender  the  Contract  or allow it to lapse,  you will be taxed on the amount you  received in excess of the premiums  you paid less the  untaxed  portion  of any prior  withdrawals.  For this  purpose,  you will be  treated  as receiving any portion of the cash surrender  value used to repay Contract  debt. In other words,  you will  immediately have  taxable  income to the  extent of gain in the  Contract.  Reinstatement  of the  Contract  after  lapse  will not eliminate the taxable income,  which we are required to report to the Internal  Revenue  Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o   Generally,  you will be taxed on a  withdrawal  to the extent the amount you receive  exceeds the premiums you paid for the Contract less the untaxed  portion of any prior  withdrawals.  However,  under some limited  circumstances,  in the first 15  Contract  years,  all or a portion  of a  withdrawal  may be taxed if the  Contract  Fund  exceeds  the total premiums  paid less the untaxed  portions  of any prior  withdrawals,  even if total  withdrawals  do not exceed  total premiums paid.

o   Extra  premiums  for  optional  benefits and riders  generally  do not count in  computing  the  premiums  paid for the
    Contract for the purposes of determining whether a withdrawal is taxable.

o   Loans you take against the Contract are  ordinarily  treated as debt and are not  considered  distributions  subject to tax.  However,  you should know that the Internal  Revenue Service may take the position that the preferred loan should be treated as a distribution  for tax purposes  because of the relatively  low  differential  between the loan interest rate  and  Contract's  crediting  rate.  Were the  Internal  Revenue  Service  to take  this  position,  we would  take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

      Modified Endowment Contracts

o   The rules change if the Contract is classified as a Modified  Endowment  Contract.  The Contract could be classified as a Modified  Endowment  Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider  removed).  The  addition of a rider or an increase in the basic  insurance  amount may also cause the Contract to be classified as a Modified  Endowment  Contract if a significant  premium is paid in conjunction with an increase  or the  addition of a rider.  We will notify you if a premium or a change in basic  insurance  amount would cause the Contract to become a Modified  Endowment  Contract,  and advise you of your  options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

o   If the Contract is  classified as a Modified  Endowment  Contract,  then amounts you receive under the Contract  before the  insured's  death,  including  loans and  withdrawals,  are included in income to the extent that the Contract Fund before  surrender  charges exceeds the premiums paid for the Contract  increased by the amount of any loans  previously included  in income  and  reduced  by any  untaxed  amounts  previously  received  other  than the  amount of any loans excludible  from income.  An assignment of a Modified  Endowment  Contract is taxable in the same way. These rules also apply to pre-death  distributions,  including  loans and  assignments,  made during the two-year period before the time that the Contract became a Modified Endowment Contract.

o   Any  taxable  income on  pre-death  distributions  (including  full  surrenders)  is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your  becoming  disabled or as a life  annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

o   All Modified  Endowment  Contracts  issued by us to you during the same calendar year are treated as a single  Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular ProFund VP variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding.     You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products issued by Pruco Life and its affiliates of $xxx in 2004, $yyy in 2003 and $zzz in 2002. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $aaa in 2004, $bbb in 2003, and $ccc in 2002. Prusec offers the contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year’s surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Pruco Life pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Generally, broker-dealers will receive compensation of XX% of premiums received in the first 24 months following the Contract Date on total premium received since issue up to the Commissionable Target Premium and X% on premiums received in years three through 10 up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers generally will receive compensation of X% on premiums received in any of the first 10 years to the extent that premiums in that year exceed the Commissionable Target Premium.

If the basic insurance amount is increased, broker-dealers will generally receive compensation of XX% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and X% of premiums received in years two through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers generally will receive compensation of X% on premiums received in any of the first 10 years following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Contract value. We may also provide compensation for providing ongoing service to Contract owners in relation to the Contract.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to us and that are typical of the businesses in which we operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 through T5) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. All five tables assume the following:

o	a Contract bought by a 45 year old male, Preferred Plus, with no extra risks or substandard ratings.

o	a given premium amount is paid on each Contract anniversary and no loans are taken.

o	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

o the Contract Fund has been invested in equal amounts in each of the 37 portfolios of the Funds.

The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The second table (page T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount and a $150,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The third table (page T3) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing.

The fourth table (page T4) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The fifth table (page T5) assumes: (1) a Type C (return of premium) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 37 portfolios of X.XX%, and the daily deduction from the Contract Fund of 0.45% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -X.XX%, X.XX% and X.XX%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than X.XX% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man using maximum charges, may be useful for a 45 year old man, but would be inaccurate if made for insureds of other issue ages, sex, or rating class. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own issue age, sex, and rating class.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102, or by telephoning (800) 732-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or “opt out” of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

                                                  DEFINITIONS OF SPECIAL TERMS
                                                    USED IN THIS PROSPECTUS

Accumulated  Net Payments - The actual  premium  payments  you make,  accumulated  at an  effective  annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then.  For any coverage  segment  effective after the  Contract  date,  the  insured's  attained  age is the issue age of that  segment  plus the  length of time  since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash surrender  value - The amount  payable to the Contract  owner upon  surrender of the Contract.  It is equal to the Contract
Fund minus any Contract debt and minus any applicable surrender charge.  Also referred to in the Contract as "Net Cash Value."

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract  Fund - The total  amount  credited  to a specific  Contract.  On any date it is equal to the sum of the amounts in all the ProFund VP variable investment options, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract  year - A year that starts on the Contract date or on a Contract  anniversary.  For any coverage  segment  representing an increase,  "Contract  year" is a year that starts on the effective date of the increase  (referred to as "Target year" in the
Contract).

coverage  segment - The basic  insurance  amount at issue is the first coverage  segment.  For each increase in basic  insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

Death Benefit  Guarantee - Sufficient  premium  payments,  on an accumulated  basis,  will guarantee that your Contract will not lapse for a  specific  duration  and a death  benefit  will be paid  upon the death of the  insured,  regardless  of  investment experience and assuming no loans.  See Death Benefit Guarantee.

Funds - The separate  ProFund VP portfolios.  One or more of the available  Funds may be chosen as an underlying  investment for the Contract.

Good Order - An instruction  received at our Service Office utilizing such forms,  signatures,  and dating as we require,  which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Lifetime  Premiums - Premiums that, if paid at the beginning of each Contract year,  will keep the Contract  in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly date - The Contract date and the same date in each subsequent month.

ProFund VP variable  investment  options - The portfolios of the mutual funds  available  under this Contract,  whose shares are held in the separate account.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Sales Load Target  Premium - A premium that is used to determine  sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the ProFund VP variable  investment  options held by us in a separate account called the Pruco Life Variable  Universal  Account (the "Account").  The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Short-Term  Premiums - Premiums that, if paid at the beginning of each Contract  year,  will keep the Contract  in-force  during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals.

Target  Premiums - Premiums  that, if paid at the beginning of each Contract  year,  will keep the Contract  in-force  until the insured's age 65, or if later,  during the first 10 Contract years,  regardless of investment  performance and assuming no loans or withdrawals.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation  period - The period of time from one  determination  of the value of the  amount  invested  in a ProFund VP  variable investment  option to the next.  Such  determinations  are made when the net  asset  values of the  portfolios  of the Funds are calculated,  which  would be as of the close of regular  trading on the New York Stock  Exchange  (generally  4:00 p.m.  Eastern time).

you - The owner of the Contract.

To Learn More About PruLife® Advisor Select

To learn more about the PruLife® Advisor Select variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2005, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

                                                    TABLE OF CONTENTS OF THE
                                              STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-100057. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (800) 732-0330. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Advisor Select SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey  07102-2992

Investment Company Act of 1940: Registration No. 811-5826.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

                                                        PruLife(R)Advisor Select

                                              VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PruLife® Advisor Select prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

                                                     Pruco Life Insurance Company
                                                         213 Washington Street
                                                       Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2005.

                                                           TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $XXX,XXX,XXX in 2004, $382,298,796 in 2003, and $398,845,630 in 2002.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering PruLife® Advisor Select provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with 90% of the risk reinsured up to a maximum retention of $100,000 per policy.

Pruco Life and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,078,758 in 2004, $3,729,173 in 2003, and $4,400,848 in 2002 from Pruco Life and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life and Prudential pay for remittance processing is shown below.

-------------------------------------------------------------------------------------------------------------

                                         Remittance Processing Fees
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Total # of remittances per month                         Less than        4,500,001 to       Greater than
                                                         4,500,000          5,600,000          5,600,000
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Power Encode and single item payments                     $0.1004            $0.0963            $0.0905
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Multiple item payments                                    $0.1172            $0.1022            $0.0961
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Unprocessable payments                                    $0.0924            $0.0924            $0.0924
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Express mail payments                                     $0.4109            $0.4109            $0.4109
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Cash payments                                             $1.2830            $1.2830            $1.2830
----------------------------------------------------- ----------------- ------------------ ------------------

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract’s Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code’s definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                                     Type A (Fixed) Death Benefit
------------------------------------------- -----------------------------------------------------------------------------------
                    IF                                                             THEN
------------------------------------------- -----------------------------------------------------------------------------------
                        and the Contract      the attained age    the Contract Fund multiplied by the   and the Death Benefit
 the insured is age          Fund is            factor is**              attained age factor is                   is
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         40                 $ 25,000                3.57                         89,250                        $250,000
         40                 $ 75,000                3.57                        267,750                        $267,750*
         40                 $100,000                3.57                        357,000                        $357,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         60                 $ 75,000                1.92                        144,000                        $250,000
         60                 $125,000                1.92                        240,000                        $250,000
         60                 $150,000                1.92                        288,000                        $288,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         80                 $150,000                1.26                        189,000                        $250,000
         80                 $200,000                1.26                        252,000                        $252,000*
         80                 $225,000                1.26                        283,500                        $283,500*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract’s Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                                  Type B (Variable) Death Benefit
-------------------------------------------- ---------------------------------------------------------------------------------
                    IF                                                             THEN
-------------------------------------------- ---------------------------------------------------------------------------------
                         and the Contract      the attained age      the Contract Fund multiplied by        and the Death
 the insured is age          Fund is             factor is**           the attained age factor is            Benefit is
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         40                  $25,000                 3.57                         89,250                      $275,000
         40                  $75,000                 3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the greater of:

(1)	the basic insurance amount plus the total premiums paid into the Contract less any withdrawals.

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                              Type C (Return of Premium) Death Benefit
  ----------------------------------------------------------------------------------------------------------------------------------------
                                 IF                                                                 THEN
  ----------------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------------
                                        and the premiums paid less                         the Contract Fund
         the         and the Contract       any withdrawals is       the attained age      multiplied by the
       insured           Fund is                                       factor is**       attained age factor is  and the Death Benefit is
       is age
  ----------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        40               $25,000                 $15,000                  3.57                   89,250                 $265,000
        40               $75,000                 $60,000                  3.57                  267,750                 $310,000
        40               $100,000                $80,000                  3.57                  357,000                 $357,000*
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        60               $75,000                $ 60,000                  1.92                  144,000                 $310,000
        60               $125,000               $100,000                  1.92                  240,000                 $350,000
        60               $150,000               $125,000                  1.92                  288,000                 $375,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        80               $150,000               $125,000                  1.26                  189,000                 $375,000
        80               $200,000               $150,000                  1.26                  252,000                 $400,000
        80               $225,000               $175,000                  1.26                  283,500                 $425,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
----------------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

Once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

SERVICE FEES PAYABLE TO PRUCO LIFE

Pruco Life has entered into an agreement with ProFund Advisors LLC, the investment adviser of the ProFunds VP. Under the terms of this agreement, Pruco Life provides administrative and support services to the ProFunds VP for which it receives an annual fee of 0.20%, as of May 1, 2005, of the average assets allocated to the ProFunds VP. Any fees payable will be consistent with the services rendered or the expected cost savings resulting from the arrangement.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life Variable Universal Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                                             P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of the ProFund VP Money Market Portfolio as if PruLife® Advisor Select had been investing in that subaccount during a specified period. All fees, expenses, and charges associated with the PruLife® Advisor Select Contract are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the ProFund VP Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 3)
(ii) Amendment of Separate Account Resolution. (Note 6)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 3)
(ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 6)
(d)	Contracts:
(i) Variable Universal Life Insurance Contract. (Note 11)
(ii) Rider for Flexible Term Insurance Benefit on Life of Insured -- VL 197B-2003. (Note 1)
(iii) Rider for Flexible Term Insurance Benefit on Life of Insured -- VL 197B2 2004. (Note 11)
(iv) Endorsement providing Type C Death Benefit Provisions - PLI 471-2000 (Note 1)
(v) Rider for Settlement Options to Provide Acceleration of Death Benefits: (aa) All states except NY - ORD87241-90-P (Note 10)
(vi) Endorsement for Allocation of Initial Premium - PLI 502 2004 (Note 11)
(vii) Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100B-2000 (Note 1)
(e)	Application:
(i) Application for Variable Universal Life Insurance Contract. (Note 5)
(ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 5)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)
(g)	Reinsurance Contracts:
(i) Agreement between Pruco Life and AUSA Life Insurance Company, Inc. (Note 8)
(ii) Amendment to the Agreement between Pruco Life and AUSA Life Insurance Company, Inc. (Note 1)
(iii) Agreement between Pruco Life and Transamerica Occidental Life Insurance Company (Note 1)
(iv) Amendment to the Agreement between Pruco Life and Transamerica Occidental Life Insurance Company (Note 1)
(v) Agreement between Pruco Life and Munich American Reassurance Company. (Note 8)
(vi) Agreement between Pruco Life and Swiss Re Life & Health America, Inc. (Note 8)
(h)	Participation Agreements:
(i) ProFunds. (Note 7)
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 9)
(j)	Powers of Attorney:
Helen M. Galt (Note 12)
James J. Avery, Jr. (Note 13)
Ronald P. Joelson, David R. Odenath, Jr. (Note 14)
John Chieffo, C. Edward Chaplin (Note 16)
Andrew J. Mako (Note 17)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 15)
(l)	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 15)
(m)	Calculation. (Note 15)
(n)	Consent of PricewaterhouseCoopers LLP, independent accountants. (Note 15)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 11)

(Note    1)     Filed herewith.
(Note    2)     Incorporated  by  reference to Form S-6,  Registration  No.  333-07451,  filed July 2, 1996 on behalf of the Pruco Life
                Variable Appreciable Account.
(Note    3)     Incorporated by reference to Post-Effective  Amendment No. 10 to Form S-6,  Registration No. 33-29181,  filed April 28,
                1997 on behalf of the Pruco Life Variable Universal Account.
(Note    4)     Incorporated by reference to Form 10-Q,  Registration No.  33-37587,  filed August 15, 1997 on behalf of the Pruco Life
                Insurance Company.
(Note    5)     Incorporated  by reference to Form S-6,  Registration  No.  333-85115,  filed on August 13, 1999 on behalf of the Pruco
                Life Variable Universal Account.
(Note    6)     Incorporated by reference to Registrant's Form S-6, filed September 24, 2002.
(Note    7)     Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed November 8, 2002.
(Note    8)     Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 13, 2003.
(Note    9)     Incorporated by reference to Post-Effective  Amendment No. 5 to Form N-6,  Registration No.  333-49332,  filed April 22,
                2003 on behalf of the Pruco Life Variable Universal Account.
(Note   10)     Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note   11)     Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed
                February 12, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note   12)     Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85115,
                filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.
(Note   13)     Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451,
                filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note   14)     Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note   15)     Incorporated by reference to Post-Effective No. 4 to this Registration Statement, filed April
                20, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note   16)     Incorporated by reference to Post-Effective No. 48 to Form N-4, Registration No. 333-37728,
                filed November 15, 2004 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note   17)     Incorporated by reference to Post-Effective No. 39 to Form N-4, Registration No. 333-37728,
                filed November 14, 2003 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

Item 28. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below. The Principle business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance since 1998.

C. EDWARD CHAPLIN, Treasurer and Director – Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

BERNARD J. JACOB, President and Director – Vice President, Prudential Individual Life and Annuities since 2004; 2002 to 2004: Vice President, Group Executive Strategy and Business Development; 2000 to 2001: Executive Vice President, Proact Technologies Corporation.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

ANDREW J. MAKO, Director – Vice President, Finance, Insurance Division, Prudential Financial since 1999.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities, since 2003; 1999 to 2003: President, Prudential Investments.

OFFICERS WHO ARE NOT DIRECTORS

JOHN CHIEFFO, Vice President and Chief Accounting Officer – Vice President and Individual Life Controller since 1998.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products, Prudential Retirement.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707 filed March 10, 2004.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("PRUSEC")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note2)	Vice President, Anti-Money Laundering Officer
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kieran J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its individual variable life products issued by Pruco Life of $xxx in 2004. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $aaa in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 14th day of February, 2005.

(Seal)

Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 14th day of February, 2005.

Signature and Title

Signature and Title

/s/*_________________________
John Chieffo
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
C. Edward Chaplin
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
Andrew J. Mako
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(d) Contracts:	(ii) Rider for Flexible Term Insurance Benefit on Life of Insured Type A&B - VL 197B-2003

(iv) Endorsement providing Type C Death Benefit Provisions - PLI 471-2000

(vii) Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100B-2000

(g) Reinsurance Contracts:	(ii) Amendment to the Agreement between Pruco Life and AUSA Life Insurance Company, Inc.

(iii) Agreement between Pruco Life and Transamerica Occidental Life Insurance Company

(iv) Amendment to the Agreement between Pruco Life and Transamerica Occidental Life Insurance Company